Exhibit 99.1

CoBiz Financial Announces Fourth Quarter 2014 Results

Denver -- CoBiz Financial Inc. (“Company”) (NASDAQ: COBZ), a financial services company with $3.1 billion in assets, announced net income available to common shareholders of $6.8 million for the fourth quarter of 2014, or $0.17 per diluted common share, as compared to  $7.1 million, or $0.18 per diluted common share,  for the prior-year quarter. For the year ended December 31, 2014, net income available to common shareholders was $28.4 million, or $0.70 per diluted common share, versus $26.7 million, or $0.66 per diluted common share, for the year ended December 31, 2013.

Financial highlights –Fourth quarter 2014

•	Loans at December 31, 2014 increased $48.5 million from September 30, 2014, and $321.2 million, or 15.4%, from December 31, 2013.
•	Deposits at December 31, 2014 increased $125.9 million from September 30, 2014, and $213.3 million, or 9.4%, from December 31, 2013.
•	Net interest income on a tax-equivalent basis (NII) increased $0.4 million from the third quarter of 2014 (linked-quarter), and $3.0 million, or 11.8%, from the prior-year quarter.
•	The net interest margin expanded four basis points (0.04%) to 3.94% from the linked-quarter, and 15 basis points (0.15%) from the prior-year quarter.

Financial Summary

	Quarter ended (unaudited)			4Q14 change vs.
(in thousands, except per share amounts)	4Q14	3Q14	4Q13	3Q14		4Q13
Net interest income before provision	$27,568	$27,062	$24,776	$506	1.9%	$2,792	11.3%
Provision for loan losses	(874)	(452)	(4,595)	(422)	(93.4)%	3,721	81.0%
Net interest income after provision	28,442	27,514	29,371	928	3.4%	(929)	(3.2)%
Total noninterest income	7,618	9,739	8,252	(2,121)	(21.8)%	(634)	(7.7)%
Total noninterest expense	25,538	25,047	26,639	491	2.0%	(1,101)	(4.1)%
Net income before income taxes	10,522	12,206	10,984	(1,684)	(13.8)%	(462)	(4.2)%
Provision for income taxes	3,540	4,315	3,709	(775)	(18.0)%	(169)	(4.6)%
Net income	6,982	7,891	7,275	(909)	(11.5)%	(293)	(4.0)%
Preferred stock dividends	(144)	(144)	(143)	-	-%	(1)	(0.7)%
Net income available to common shareholders	$6,838	$7,747	$7,132	$(909)	(11.7)%	$(294)	(4.1)%

Diluted earnings per common share	$0.17	$0.19	$0.18	$(0.02)	(11.9)%	$(0.01)	(6.7)%

KEY RATIOS
Net interest margin	3.94%	3.90%	3.79%
Efficiency ratio(1)	71.16%	67.75%	72.57%
Return on average assets	0.92%	1.05%	1.03%
Return on average shareholders' equity	9.05%	10.46%	10.42%
Noninterest income as a percentage of operating revenues	21.65%	26.46%	24.98%

1

The efficiency ratio equals noninterest expenses adjusted to exclude gains and losses on OREO, other assets and investments, divided by the sum of tax equivalent net interest income and noninterest income. To calculate tax equivalent net interest income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

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“I am pleased with the growth we experienced in 2014,” said Chairman and CEO Steve Bangert. “We grew our loan portfolio $321 million, or 15.4%.  I was delighted to see the growth come from both markets, with Arizona contributing $109.8 million of the growth. We also had a very good quarter for deposit generation, with deposits increasing $125.9 million.  We are well positioned for a successful 2015.”

Loans

•	Loans at December 31, 2014 were $2.4 billion, increasing $48.5 million from September 30, 2014. From December 31, 2013, loans increased $321.2 million, or 15.4%.
•

Loans increased $33.8 million and $14.7 million, respectively, for Arizona and Colorado from September 30, 2014. From December 31, 2013, loans increased $109.8 million, or 19.5%, for Arizona and $211.4 million, or 13.9%, for Colorado.

	Quarter ended (unaudited)			4Q14 change vs.
(in thousands)	4Q14	3Q14	4Q13	3Q14		4Q13
LOANS
Commercial	$977,699	$962,438	$824,453	$15,261	1.6%	$153,246	18.6%
Owner-occupied real estate	422,471	476,279	452,959	(53,808)	(11.3)%	(30,488)	(6.7)%
Investor real estate	567,248	487,821	447,905	79,427	16.3%	119,343	26.6%
Construction & land	181,864	182,288	127,952	(424)	(0.2)%	53,912	42.1%
Consumer	207,955	202,414	181,056	5,541	2.7%	26,899	14.9%
Other	48,338	45,829	50,034	2,509	5.5%	(1,696)	(3.4)%
Total loans	$2,405,575	$2,357,069	$2,084,359	$48,506	2.1%	$321,216	15.4%

•

New credit advanced of $177.2 million improved over the linked- and prior-year quarters. However, the level of loan paydowns and maturities in the fourth quarter, primarily in the Colorado portfolio, exceeded the linked- and prior-year quarters.

•

In the fourth quarter of 2014, gross credit commitments increased by $84.0 million, or 24.5% annualized, from the linked-quarter. However, advances on lines declined, which reduced the total line utilization rate to 39.1% at December 31, 2014 compared to 42.9% at September 30, 2014.

•	Commercial line utilization was 36.2% at December 31, 2014, compared to 39.7% and 37.2%, respectively, at the linked- and prior-year quarter ends.

	Quarter ended (unaudited)
(in thousands)	4Q14	3Q14	2Q14	1Q14	4Q13
Loans - beginning balance	$2,357,069	$2,294,644	$2,152,294	$2,084,359	$2,048,866
New credit extended	177,247	146,458	201,805	105,542	158,801
Credit advanced	100,921	106,011	117,203	90,736	79,126
Paydowns & maturities	(228,914)	(189,822)	(175,311)	(128,143)	(201,026)
Gross loan charge-offs	(748)	(222)	(1,347)	(200)	(1,408)
Loans - ending balance	$2,405,575	$2,357,069	$2,294,644	$2,152,294	$2,084,359

Net change - loans outstanding	$48,506	$62,425	$142,350	$67,935	$35,493

Deposits and Customer Repurchase Agreements (Customer Funding, which excludes brokered CDs)

•	Customer Funding at December 31, 2014 increased $99.9 million from the linked-quarter end and $124.7 million from the prior-year quarter end.
•	The decrease in customer repurchase agreements of $88.5 million from the prior-year quarter end is the result of a concerted effort to transition clients out of our collateralized sweep product.
•	Noninterest-bearing demand (NIB) accounts increased $71.2 million, or 28.2% annualized, on a linked-quarter basis. The percentage of NIB to total deposits was 43.1% at December 31, 2014.

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	Quarter ended (unaudited)			4Q14 change vs.
(in thousands)	4Q14	3Q14	4Q13	3Q14		4Q13
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$661,519	$619,377	$572,175	$42,142	6.8%	$89,344	15.6%
Interest-bearing demand	531,365	509,352	487,037	22,013	4.3%	44,328	9.1%
Savings	15,236	19,091	12,803	(3,855)	(20.2)%	2,433	19.0%
Certificates of deposits under $100	24,184	24,971	27,726	(787)	(3.2)%	(3,542)	(12.8)%
Certificates of deposits $100 and over	122,216	127,054	134,418	(4,838)	(3.8)%	(12,202)	(9.1)%
Reciprocal CDARS	64,607	64,610	83,173	(3)	(0.0)%	(18,566)	(22.3)%
Total interest-bearing deposits	1,419,127	1,364,455	1,317,332	54,672	4.0%	101,795	7.7%
Noninterest-bearing demand deposits	1,073,164	1,001,921	961,705	71,243	7.1%	111,459	11.6%
Customer repurchase agreements	49,976	76,041	138,494	(26,065)	(34.3)%	(88,518)	(63.9)%
Total deposits and customer repurchase agreements	$2,542,267	$2,442,417	$2,417,531	$99,850	4.1%	$124,736	5.2%

Allowance for Loan and Credit Losses (Allowance) and Credit Quality

•	Nonperforming assets were $15.0 million at December 31, 2014, compared to $12.0 million at September 30, 2014, and $19.0 million at December 31, 2013.
•

Net charge-offs were negligible for the fourth quarter of 2014 and $0.1 million for the full year 2014. Negative provisions for loan losses of $0.9 million and $4.1 million were recorded during the fourth quarter and full year 2014, respectively.

•	The resulting Allowance equated to 1.36% of total loans, and the coverage of Allowance to nonperforming loans was 357.9% at December 31, 2014.

	Quarter ended (unaudited)
(in thousands)	4Q14	3Q14	4Q13
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$33,682	$33,922	$41,810
Provision for loan losses	(874)	(452)	(4,595)
Net recovery (charge-off)	(43)	212	(165)
Ending allowance for loan losses	$32,765	$33,682	$37,050

CREDIT QUALITY
Nonaccrual loans	$8,994	$8,273	$13,921
Loans 90 days or more past due and accruing interest	161	-	19
Total nonperforming loans	9,155	8,273	13,940
OREO and repossessed assets	5,819	3,750	5,097
Total nonperforming assets	$14,974	$12,023	$19,037

Performing renegotiated loans	$27,275	$29,121	$29,683
Classified loans	$36,940	$36,534	$46,476

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.49%	0.40%	0.68%
Nonperforming loans to total loans	0.38%	0.35%	0.67%
Nonperforming loans and OREO to total loans and OREO	0.62%	0.51%	0.91%
Allowance for loan and credit losses to total loans	1.36%	1.43%	1.78%
Allowance for loan and credit losses to nonperforming loans	357.89%	407.13%	265.78%

Shareholders’ Equity

•

On January 22, 2015, the Board of Directors of the Company declared a quarterly cash dividend of $0.04 per common share. The dividend will be paid on February 9, 2015 to shareholders of record on February 2, 2015.

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	Quarter ended (unaudited)
(in thousands, except per share amounts)	4Q14	3Q14	4Q13
EQUITY MEASURES
Common shareholders' equity	$251,431	$245,392	$223,747
Total shareholders' equity	308,769	302,730	281,085

Common shares outstanding at period end	40,770	40,691	40,368

Book value per common share	$6.17	$6.03	$5.54
Tangible book value per common share *	$6.11	$5.96	$5.47

Tangible common equity to tangible assets *	8.14%	8.02%	7.90%
Tangible equity to tangible assets *	10.01%	9.92%	9.95%
Tier 1 capital ratio	**	14.46%	14.50%
Total-risk based capital ratio	**	15.71%	15.75%

* See accompanying Reconciliation of Non-GAAP measures to GAAP

** Ratios unavailable at the time of release.

Net Interest Income and Margin

•	Net interest income on a tax-equivalent basis was $28.5 million for the fourth quarter of 2014, an increase of $0.4 million from the linked-quarter.
•	The net interest margin expanded four basis points on a linked-quarter basis to 3.94%.
•	From the third quarter of 2014, average loans increased $32.7 million while average federal funds sold, interest-earning deposits and investments decreased $15.7 million.
o	As a percentage of average earning assets, the Company’s investment portfolio declined to 17.1% from 17.9% at the linked-quarter end.
•	Average deposits increased $99.4 million from the linked-quarter, with average non-interest bearing deposits increasing $70.3 million from the linked-quarter.

Noninterest Income

•	Total noninterest income decreased $2.1 million to $7.6 million from the linked- quarter, primarily due to a decline in investment banking income.
•	Noninterest income as a percentage of operating income was 21.7% for the fourth quarter of 2014.

	Quarter ended (unaudited)			4Q14 change vs.
(in thousands)	4Q14	3Q14	4Q13	3Q14		4Q13
Noninterest income:
Deposit service charges	$1,404	$1,424	$1,276	$(20)	(1.4)%	$128	10.0%
Investment advisory income	1,454	1,418	1,364	36	2.5%	90	6.6%
Insurance income	2,872	2,622	2,617	250	9.5%	255	9.7%
Investment banking income	126	2,359	971	(2,233)	(94.7)%	(845)	(87.0)%
Other income	1,762	1,916	2,024	(154)	(8.0)%	(262)	(12.9)%
Total noninterest income	$7,618	$9,739	$8,252	$(2,121)	(21.8)%	$(634)	(7.7)%

Operating Expenses

•

Total noninterest expense increased $0.5 million to $25.5 million from the linked- quarter. Excluding net gains on OREO and investment securities, noninterest expenses were relatively flat as compared to the linked-quarter.

•

The increase in noninterest expense (excluding net gains and losses) over the prior-year quarter is primarily related to investments in new personnel and annual merit increases effective in April 2014.

o	Total full-time equivalent employees at December 31, 2014 were 534, compared to 535 at September 30, 2014 and 513 at December 31, 2013.

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	Quarter ended (unaudited)			4Q14 change vs.
(in thousands)	4Q14	3Q14	4Q13	3Q14		4Q13
Noninterest expense:
Salaries and employee benefits	$17,173	$16,996	$16,224	$177	1.0%	$949	5.8%
Stock-based compensation expense	712	704	551	8	1.1%	161	29.2%
Occupancy expenses, premises and equipment	3,385	3,288	3,514	97	3.0%	(129)	(3.7)%
Amortization of intangibles	150	147	151	3	2.0%	(1)	(0.7)%
Other operating expenses	4,308	4,510	4,077	(202)	(4.5)%	231	5.7%
Net (gain) loss on OREO, repossessed assets and other	(200)	(604)	2,100	404	66.9%	(2,300)	(109.5)%
Loss on investment securities	10	6	22	4	66.7%	(12)	(54.5)%
Total noninterest expense	$25,538	$25,047	$26,639	$491	2.0%	$(1,101)	(4.1)%

Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, January 23, 2015, at 9:00 am MST with Steve Bangert, chairman and CEO of CoBiz Financial Inc. The call can be accessed via the Internet at http://www.videonewswire.com/event.asp?id=101230 or by telephone at 877.493.9121, (conference ID # 51688132). International callers may dial:  973.582.2750.

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. We believe these measures provide important supplemental information to investors. However, you should not rely on non-GAAP financial measures alone as measures of our performance.  Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $3.1 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides banking services through Colorado Business Bank,  Arizona Business Bank and CoBiz Private Bank; wealth planning and investment management through CoBiz Wealth Management; property and casualty insurance brokerage and employee benefits through CoBiz Insurance; and investment banking services through Green Manning & Bunch.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements.  Such risks and uncertainties include, among other things:

•	Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.
•	Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.

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•	Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.
•	Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.
•	Our ability to manage growth effectively could adversely affect our results of operations and prospects.
•	Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.
•	Our net interest margin may be negatively impacted if we are unable to profitably deploy excess cash into higher yielding loans or investments.
•

The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•	Our continued growth will depend in part on our ability to enter new markets successfully and capitalize on other growth opportunities.
•

Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•	Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.

December 31, 2014

(unaudited)

	Three months ended December 31,		Year ended December 31,
(in thousands, except per share amounts)	2014	2013	2014	2013
INCOME STATEMENT DATA
Interest income	$29,611	$26,954	$114,317	$106,127
Interest expense	2,043	2,178	8,429	10,426
NET INTEREST INCOME BEFORE PROVISION	27,568	24,776	105,888	95,701
Provision for loan losses	(874)	(4,595)	(4,155)	(8,804)
NET INTEREST INCOME AFTER PROVISION	28,442	29,371	110,043	104,505
Noninterest income	7,618	8,252	32,075	30,912
Noninterest expense	25,538	26,639	97,964	94,628
INCOME BEFORE INCOME TAXES	10,522	10,984	44,154	40,789
Provision for income taxes	3,540	3,709	15,147	13,351
NET INCOME FROM CONTINUING OPERATIONS	6,982	7,275	29,007	27,438
Income from discontinued operations, net of tax	-	-	-	173
NET INCOME	$6,982	$7,275	$29,007	$27,611

Preferred stock dividends	(144)	(143)	(574)	(944)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$6,838	$7,132	$28,433	$26,667

EARNINGS PER COMMON SHARE
BASIC	$0.17	$0.18	$0.70	$0.66
DILUTED	$0.17	$0.18	$0.70	$0.66

EQUITY MEASURES
Common shares outstanding at period end (in thousands)			40,770	40,368
Book value per common share			$6.17	$5.54
Tangible book value per common share *			$6.11	$5.47
Tangible common equity to tangible assets *			8.14%	7.90%
Tangible equity to tangible assets *			10.01%	9.95%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets			$3,062,166	$2,800,691
Investments			484,621	556,796
Loans			2,405,575	2,084,359
Intangible assets			2,526	2,798
Deposits			2,492,291	2,279,037
Subordinated debentures			72,166	72,166
Common shareholders' equity			251,431	223,747
Total shareholders' equity			308,769	281,085
Interest-earning assets			2,927,132	2,663,823
Interest-bearing liabilities			1,653,738	1,527,992

BALANCE SHEET AVERAGES
Average assets			$2,925,168	$2,702,211
Average investments			522,822	567,256
Average loans			2,259,265	1,991,251
Average deposits			2,337,116	2,118,910
Average subordinated debentures			72,166	85,216
Average shareholders' equity			295,477	268,342
Average interest-earning assets			2,802,605	2,584,657
Average interest-bearing liabilities			1,612,644	1,523,103

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CoBiz Financial Inc.

December 31, 2014

(unaudited)

	Three months ended December 31,		Year ended December 31,
(in thousands)	2014	2013	2014	2013
PROFITABILITY MEASURES
Net interest margin	3.94%	3.79%	3.91%	3.81%
Efficiency ratio - tax equivalent	71.16%	72.57%	70.95%	72.49%
Return on average assets	0.92%	1.03%	0.99%	1.02%
Return on average shareholders' equity	9.05%	10.42%	9.82%	10.29%
Noninterest income as a percentage of operating revenues	21.65%	24.98%	23.25%	24.41%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans			$8,994	$13,921
Loans 90 days or more past due and accruing interest			161	19
Total nonperforming loans			9,155	13,940
OREO & repossessed assets			5,819	5,097
Total nonperforming assets			$14,974	$19,037

Performing renegotiated loans			$27,275	$29,683
Classified loans			$36,940	$46,476

Charge-offs			$(2,517)	$(4,591)
Recoveries			2,387	3,579
Net charge-offs			$(130)	$(1,012)

Nonperforming assets to total assets			0.49%	0.68%
Nonperforming loans to total loans			0.38%	0.67%
Nonperforming loans and OREO to total loans and OREO			0.62%	0.91%
Allowance for loan and credit losses to total loans			1.36%	1.78%
Allowance for loan and credit losses to nonperforming loans			357.89%	265.78%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$2,716	$762	$3,478	$977,699	0.36%
Real estate - mortgage	1,003	2,413	3,416	989,719	0.35%
Construction & land	135	-	135	181,864	0.07%
Consumer	2,126	-	2,126	207,955	1.02%
Other loans	-	-	-	48,338	-%
OREO & repossessed assets	5,517	302	5,819	5,819	-%
NPAs	$11,497	$3,477	$14,974	$2,411,394	0.62%

Total loans	$1,732,453	$673,122	$2,405,575
Total loans and OREO	1,737,970	673,424	2,411,394
Nonperforming loans to loans	0.35%	0.47%	0.38%
Nonperforming loans and OREO to total loans and OREO	0.66%	0.52%	0.62%

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CoBiz Financial Inc.

December 31, 2014

(unaudited)

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(in thousands, except per share amounts)	2014	2014	2014	2014	2013
Interest income	$29,611	$29,205	$28,510	$26,991	$26,954
Interest expense	2,043	2,143	2,157	2,086	2,178
Net interest income before provision	27,568	27,062	26,353	24,905	24,776
Provision for loan losses	(874)	(452)	(941)	(1,888)	(4,595)
Net interest income after provision	28,442	27,514	27,294	26,793	29,371
Noninterest income:
Deposit service charges	$1,404	$1,424	$1,394	$1,376	$1,276
Investment advisory income	1,454	1,418	1,442	1,422	1,364
Insurance income	2,872	2,622	2,894	2,762	2,617
Investment banking income	126	2,359	1,494	187	971
Other income	1,762	1,916	1,813	(66)	2,024
Total noninterest income	7,618	9,739	9,037	5,681	8,252
Noninterest expense:
Salaries and employee benefits	$17,173	$16,996	$15,943	$15,836	$16,224
Stock-based compensation expense	712	704	711	1,014	551
Occupancy expenses, premises and equipment	3,385	3,288	3,492	3,204	3,514
Amortization of intangibles	150	147	149	151	151
Other operating expenses	4,308	4,510	4,583	4,126	4,077
Net (gain) loss on securities, other assets and OREO	(190)	(598)	(1,646)	(184)	2,122
Total noninterest expense	25,538	25,047	23,232	24,147	26,639
Net income before income taxes	10,522	12,206	13,099	8,327	10,984
Provision for income taxes	3,540	4,315	4,482	2,810	3,709
Net income	6,982	7,891	8,617	5,517	7,275

Preferred stock dividends	(144)	(144)	(143)	(143)	(143)
Net income available to common shareholders	$6,838	$7,747	$8,474	$5,374	$7,132

Earnings per common share
Basic	$0.17	$0.19	$0.21	$0.13	$0.18
Diluted	$0.17	$0.19	$0.21	$0.13	$0.18

PROFITABILITY MEASURES
Net interest margin	3.94%	3.90%	3.92%	3.90%	3.79%
Efficiency ratio - tax equivalent	71.16%	67.75%	68.49%	77.39%	72.57%
Return on average assets	0.92%	1.05%	1.19%	0.80%	1.03%
Return on average shareholders' equity	9.05%	10.46%	11.86%	7.86%	10.42%
Noninterest income as a percentage of operating revenues	21.65%	26.46%	25.54%	18.57%	24.98%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	40,770	40,691	40,642	40,622	40,368
Diluted weighted average common shares outstanding (in thousands)	40,374	40,228	40,134	39,979	39,831
Book value per common share	$6.17	$6.03	$5.87	$5.67	$5.54
Tangible book value per common share *	$6.11	$5.96	$5.81	$5.60	$5.47

Tangible common equity to tangible assets *	8.14%	8.02%	7.82%	7.98%	7.90%
Tangible equity to tangible assets *	10.01%	9.92%	9.71%	10.00%	9.95%
Tier 1 capital ratio	**	14.46%	14.18%	14.43%	14.50%
Total risk based capital ratio	**	15.71%	15.43%	15.68%	15.75%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release.

9 | Page

CoBiz Financial Inc.

December 31, 2014

(unaudited)

	At
	December 31,	September 30,	June 30,	March 31,	December 31,
(in thousands)	2014	2014	2014	2014	2013
PERIOD END BALANCES
Total assets	$3,062,166	$3,028,864	$3,024,832	$2,852,782	$2,800,691
Investments	484,621	500,526	526,797	547,211	556,796
Loans	2,405,575	2,357,069	2,294,644	2,152,294	2,084,359
Intangible assets	2,526	2,676	2,498	2,647	2,798
Deposits	2,492,291	2,366,376	2,299,153	2,322,736	2,279,037
Subordinated debentures	72,166	72,166	72,166	72,166	72,166
Common shareholders' equity	251,431	245,392	238,760	230,182	223,747
Total shareholders' equity	308,769	302,730	296,098	287,520	281,085
Interest-earning assets	2,927,132	2,892,095	2,885,380	2,713,376	2,663,823
Interest-bearing liabilities	1,653,738	1,698,415	1,745,284	1,607,347	1,527,992
LOANS
Commercial	$977,699	$962,438	$917,494	$860,060	$824,453
Real estate - mortgage	989,719	964,100	978,399	926,047	900,864
Construction & land	181,864	182,288	160,452	136,018	127,952
Consumer	207,955	202,414	194,339	183,156	181,056
Other	48,338	45,829	43,960	47,013	50,034
Gross loans	2,405,575	2,357,069	2,294,644	2,152,294	2,084,359
Less allowance for loan losses	(32,765)	(33,682)	(33,922)	(35,603)	(37,050)
Total net loans	$2,372,810	$2,323,387	$2,260,722	$2,116,691	$2,047,309
Gross Loans - Colorado	1,732,453	1,717,764	1,683,720	1,600,759	1,521,070
Gross Loans - Arizona	673,122	639,305	610,924	551,535	563,289
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$661,519	$619,377	$599,234	$590,596	$572,175
Interest-bearing demand	531,365	509,352	491,347	542,304	487,037
Savings	15,236	19,091	15,134	13,979	12,803
Certificates of deposits under $100	24,184	24,971	25,704	26,965	27,726
Certificates of deposits $100 and over	122,216	127,054	126,487	130,226	134,418
Brokered CDs	-	-	19,996	-	-
Reciprocal CDARS	64,607	64,610	60,651	81,589	83,173
Total interest-bearing deposits	1,419,127	1,364,455	1,338,553	1,385,659	1,317,332
Noninterest-bearing demand deposits	1,073,164	1,001,921	960,600	937,077	961,705
Customer repurchase agreements	49,976	76,041	74,565	89,521	138,494
Total deposits and customer repurchase agreements	$2,542,267	$2,442,417	$2,373,718	$2,412,257	$2,417,531
BALANCE SHEET AVERAGES
Average assets	$3,003,084	$2,983,493	$2,913,504	$2,797,695	$2,792,837
Average investments	491,764	512,579	536,450	551,263	573,544
Average loans	2,360,469	2,327,777	2,236,728	2,108,563	2,048,592
Average deposits	2,450,685	2,351,330	2,267,573	2,276,814	2,253,875
Average subordinated debentures	72,166	72,166	72,166	72,166	72,166
Average shareholders' equity	306,226	299,404	291,469	284,527	277,118
Average interest-earning assets	2,877,329	2,860,327	2,792,091	2,677,847	2,673,332
Average interest-bearing liabilities	1,624,211	1,684,757	1,654,752	1,484,532	1,525,400
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$33,682	$33,922	$35,603	$37,050	$41,810
Provision for loan losses	(874)	(452)	(941)	(1,888)	(4,595)
Net recovery (charge-off)	(43)	212	(740)	441	(165)
Ending allowance for loan losses	$32,765	$33,682	$33,922	$35,603	$37,050
CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$8,994	$8,273	$7,861	$10,618	$13,921
Loans 90 days or more past due and accruing interest	161	-	134	-	19
Total nonperforming loans	9,155	8,273	7,995	10,618	13,940
OREO and repossessed assets	5,819	3,750	4,148	4,911	5,097
Total nonperforming assets	$14,974	$12,023	$12,143	$15,529	$19,037
Performing renegotiated loans	$27,275	$29,121	$24,033	$30,290	$29,683
Classified loans	$36,940	$36,534	$41,357	$38,278	$46,476
ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.49%	0.40%	0.40%	0.54%	0.68%
Nonperforming loans to total loans	0.38%	0.35%	0.35%	0.49%	0.67%
Nonperforming loans and OREO to total loans and OREO	0.62%	0.51%	0.53%	0.72%	0.91%
Allowance for loan and credit losses to total loans	1.36%	1.43%	1.48%	1.65%	1.78%
Allowance for loan and credit losses to nonperforming loans	357.89%	407.13%	424.29%	335.31%	265.78%

10 | Page

CoBiz Financial Inc.

December 31, 2014

(unaudited)

	For the three months ended,
	December 31, 2014			September 30, 2014			December 31, 2013
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$25,096	$31	0.48%	$19,971	$23	0.45%	$51,196	$44	0.34%
Investment securities	491,764	3,586	2.92%	512,579	3,775	2.95%	573,544	4,375	3.05%
Loans	2,360,469	26,965	4.47%	2,327,777	26,458	4.45%	2,048,592	23,292	4.45%
Total interest-earning assets	$2,877,329	$30,582	4.17%	$2,860,327	$30,256	4.15%	$2,673,332	$27,711	4.07%

Noninterest-earning assets	125,755			123,166			119,505
Total assets	$3,003,084			$2,983,493			$2,792,837

Liabilities and Shareholders' Equity
Deposits
Money market	$645,435	$517	0.32%	$626,199	$508	0.32%	$608,818	$532	0.35%
Interest-bearing demand	528,639	196	0.15%	499,467	209	0.17%	418,181	227	0.22%
Savings	16,723	3	0.07%	16,791	3	0.07%	11,712	2	0.07%
Certificates of deposit
Reciprocal	64,160	48	0.30%	64,174	51	0.32%	89,793	77	0.34%
Under $100	24,536	16	0.26%	25,096	35	0.55%	27,825	32	0.46%
$100 and over	124,330	172	0.55%	143,040	164	0.45%	133,596	184	0.55%
Total interest-bearing deposits	$1,403,823	$952	0.27%	$1,374,767	$970	0.28%	$1,289,925	$1,054	0.32%
Other borrowings
Securities sold under agreements to repurchase	58,007	16	0.11%	92,429	31	0.13%	163,284	85	0.20%
Other short-term borrowings	90,215	36	0.16%	145,395	103	0.28%	25	-	-%
Long term-debt	72,166	1,039	5.63%	72,166	1,039	5.63%	72,166	1,039	5.63%
Total interest-bearing liabilities	$1,624,211	$2,043	0.50%	$1,684,757	$2,143	0.50%	$1,525,400	$2,178	0.56%
Noninterest-bearing demand accounts	1,046,862			976,563			963,950
Total deposits and interest-bearing liabilities	2,671,073			2,661,320			2,489,350
Other noninterest-bearing liabilities	25,785			22,769			26,369
Total liabilities	2,696,858			2,684,089			2,515,719
Total equity	306,226			299,404			277,118
Total liabilities and equity	$3,003,084			$2,983,493			$2,792,837
Net interest income - taxable equivalent		$28,539			$28,113			$25,533
Net interest spread			3.67%			3.65%			3.51%
Net interest margin			3.94%			3.90%			3.79%
Ratio of average interest-earning assets to average interest-bearing liabilities	177.15%			169.78%			175.25%

11 | Page

CoBiz Financial Inc.

December 31, 2014

(unaudited)

	For the year ended December 31,
	2014			2013
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$20,518	$102	0.50%	$26,150	$117	0.45%
Investment securities	522,822	15,742	3.01%	567,256	16,963	2.99%
Loans	2,259,265	102,281	4.53%	1,991,251	91,807	4.61%
Total interest-earning assets	$2,802,605	$118,125	4.21%	$2,584,657	$108,887	4.21%

Noninterest-earning assets	122,563			117,554
Total assets	$2,925,168			$2,702,211

Liabilities and Shareholders' Equity
Deposits
Money market	$610,525	$1,954	0.32%	$595,922	$2,434	0.41%
Interest-bearing demand	488,255	886	0.18%	375,581	862	0.23%
Savings	15,140	10	0.07%	13,349	8	0.06%
Certificates of deposit
Reciprocal	69,465	222	0.32%	89,051	349	0.39%
Under $100	25,888	110	0.42%	28,901	144	0.50%
$100 and over	134,158	685	0.51%	137,121	819	0.60%
Total interest-bearing deposits	$1,343,431	$3,867	0.29%	$1,239,925	$4,616	0.37%
Other borrowings
Securities sold under agreements to repurchase	83,543	154	0.18%	154,502	337	0.22%
Other short-term borrowings	113,504	286	0.25%	43,460	113	0.26%
Long term-debt	72,166	4,122	5.71%	85,216	5,360	6.29%
Total interest-bearing liabilities	$1,612,644	$8,429	0.52%	$1,523,103	$10,426	0.68%
Noninterest-bearing demand accounts	993,685			878,985
Total deposits and interest-bearing liabilities	2,606,329			2,402,088
Other noninterest-bearing liabilities	23,362			31,781
Total liabilities	2,629,691			2,433,869
Total equity	295,477			268,342
Total liabilities and equity	$2,925,168			$2,702,211
Net interest income - taxable equivalent		$109,696			$98,461
Net interest spread			3.69%			3.53%
Net interest margin			3.91%			3.81%
Ratio of average interest-earning assets to average interest-bearing liabilities	173.79%			169.70%

12 | Page

CoBiz Financial Inc.

December 31, 2014

(unaudited)

Reconciliation of Non-GAAP Measures to GAAP

(in thousands, except per share amounts)

The Company believes these non-GAAP measures are useful to obtain an understanding of the operating results of the Company’s core business and reflects the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following tables include non-GAAP financial measures related to tangible equity, tangible common equity and tangible assets.  The table below has been adjusted to exclude intangible assets and preferred stock.

		At
		December 31,	September 30,	June 30,	March 31,	December 31,
		2014	2014	2014	2014	2013

	Shareholders' equity as reported - GAAP	$308,769	$302,730	$296,098	$287,520	$281,085
	Intangible assets	(2,526)	(2,676)	(2,498)	(2,647)	(2,798)

A	Tangible equity - non-GAAP	306,243	300,054	293,600	284,873	278,287
	Preferred stock	(57,338)	(57,338)	(57,338)	(57,338)	(57,338)

B	Tangible common equity - non-GAAP	$248,905	$242,716	$236,262	$227,535	$220,949

	Total assets as reported - GAAP	$3,062,166	$3,028,864	$3,024,832	$2,852,782	$2,800,691
	Intangible assets	(2,526)	(2,676)	(2,498)	(2,647)	(2,798)

C	Total tangible assets - non-GAAP	$3,059,640	$3,026,188	$3,022,334	$2,850,135	$2,797,893

D	Common shares outstanding	40,770	40,691	40,642	40,622	40,368

B / C	Tangible common equity to tangible assets - non-GAAP	8.14%	8.02%	7.82%	7.98%	7.90%
A / C	Tangible equity to tangible assets - non-GAAP	10.01%	9.92%	9.71%	10.00%	9.95%
B / D	Tangible book value per common share - non-GAAP	$6.11	$5.96	$5.81	$5.60	$5.47

13 | Page